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                                                                  EXHIBIT: 10.21

                                 FIFTH AMENDMENT
                             TO THE CHOICEPOINT INC.
                           DEFERRED COMPENSATION PLAN


                  THIS AMENDMENT to the ChoicePoint Inc. Deferred Compensation Plan (the "Plan") is made and entered into by ChoicePoint Inc. (the "Company") as of the 2nd day of February, 2004;

                  WHEREAS, the Company has previously adopted the Plan, which was originally effective July 30, 1997, and has amended the Plan on four prior instances; and,

                  WHEREAS, pursuant to Section 12.5 of the Plan, the Management Compensation & Benefits Committee of the Board of Directors of the Company did, by resolution duly adopted, authorize the amendment of the Plan as reflected herein, and the Company wishes to memorialize said amendment formally;

                  NOW, THEREFORE, the Plan is hereby amended as follows:

                                       1.

         Article III of the Plan is hereby amended by adding the following
Section 3.9 thereto:

                  "SECTION 3.9. Maximum Number of Shares Available for Certain Benefits. Notwithstanding any other provision of this Plan, in no event shall the maximum number of shares of Company common stock in the aggregate which may be granted subsequent to the effective date of this provision, pursuant to Excess Profit Sharing Contributions, Excess Transition Benefit Contributions and the Supplemental Executive Retirement Plan Contributions, exceed three hundred and fifty-thousand (350,000). Said number shall be adjusted, as appropriate, by the Plan Administrator, consistent with the adjustment provisions contained in Section
                  2.5 above."

                                       2.

         Subparagraph (a) of Section 12.6 of the Plan is hereby amended by adding the following sentence to the end of said subparagraph:

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                  "In the absence of a prior termination, this Plan shall
                  nonetheless be terminated, and no further benefits granted hereunder, on April 28, 2014."

         IN WITNESS WHEREOF, the Company has caused this Fifth Amendment to be executed as of the date and year first above written.

                                           CHOICEPOINT INC.



                                           By:   /s/ John H. Karr
                                              ---------------------------
                                           Title: VP, Compensation
                                                 ------------------------
Attest:

/s/ Mary M. Young
-------------------------------
Title: Assistant Secretary


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